SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2003

PMA Capital Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-22761 (Commission File Number)	23-2217932 (IRS Employer Identification No.)

1735 Market Street, Suite 2800 Philadelphia, Pennsylvania (Address of principal executive offices)	19103-7590 (Zip Code)

Registrant's telephone number, including area code:

(215) 665-5046

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

(a)	On May 21, 2003, the Company issued a news release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.

(b)	At its Annual Meeting of Shareholders held on May 21, 2003, the Company’s shareholders approved all of the proposals presented at the meeting, which were as follows:

o	To elect Frederick W. Anton III, Joseph H. Foster, James F. Malone III, and L.J. Rowell, Jr. as directors to serve until the 2006 Annual Meeting or until their successors are elected;

o	To approve an amendment to the Company’s Restated Articles of Incorporation to increase the authorized shares of Class A common stock, par value $5.00 per share, from 40,000,000 to 60,000,000; and

o	To ratify the appointment of Deloitte &Touche LLP as the Company’s independent auditors.

Item 7. Financial Statements and Exhibits.

(c)	The exhibit accompanying this report is listed in the Index to Exhibits on page E-1, which is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

Date: May 21, 2003	By: /s/ William E. Hitselberger
William E. Hitselberger
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Number	Description	Method of Filing

99	PMA Capital Corporation news release dated May 21, 2003	Filed herewith.

E-1